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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  January 30, 1998



                               GETTY REALTY CORP.
               (Exact name of registrant as specified in charter)


      Maryland                                            001-13777                                 11-3412575
 (State of Organization)                                 (Commission                               (IRS Employer
                                                         File Number)                           Identification No.)


125 Jericho Turnpike, Jericho, New York                                           11753
(Address of principal executive offices)                                         (Zip Code)


     Registrant's Telephone Number, including area code:  (516) 338-6000



                          Getty Realty Holding Corp.
         (Former name or former address, if changed since last report)
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Item 5.     Other Events.

          Getty Realty Corp., a Maryland corporation ("Getty") announced on January 30, 1998 that stockholders of Getty Realty Corp., a Delaware corporation ("Old Getty"), and unitholders of Power Test Investors Limited Partnership, a New York limited partnership ("PTI"), voted on January 30, 1998 to approve the Agreement and Plan of Reorganization and Merger, dated as of December 16, 1997 (as amended, the "Merger Agreement"), by and among Old Getty, PTI, Getty, CLS General Partnership Corp., Getty Merger Sub, Inc. and PTI Merger L.L.C. Getty also announced that the mergers and related transactions contemplated by the Merger Agreement (the "Mergers") were consummated on January 30, 1998. Subsequent to the Mergers, Old Getty changed its name to Getty Properties Corp.

          On January 30, 1998, Getty issued a press release announcing the consummation of the Mergers, which press release is attached hereto as Exhibit
99.1 and incorporated herein by reference.



Item 7.   Financial Statements, Pro Form Financial Information and Exhibits.

          7(c)  Exhibits.

          99.1  Press Release dated January 30, 1998.





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                                  SIGNATURES
                                  ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 GETTY REALTY CORP.




Date:  February 5, 1998                       By: /s/ John J. Fitteron
                                              ________________________________
                                              John J. Fitteron
                                              Senior Vice President, Treasurer
                                              and Chief Financial Officer





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                                EXHIBIT INDEX




Exhibit No.               Description
--------------            --------------

99.1                      Press Release dated
                          January 30, 1998





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